Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE	Media contact:
January 25, 2017	Bob Varettoni
908-559-6388
robert.a.varettoni@verizon.com

Verizon announces private exchange offers for 18 series of notes and related tender offers open to certain investors

NEW YORK – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced the commencement of two related transactions to repurchase 18 series of its outstanding notes.

Exchange Offers

The first transaction consists of 18 separate private offers to exchange (the “Exchange Offers”) any and all of the outstanding series of notes listed below under the heading Exchange Offers (collectively, the “Old Notes”) in exchange for a combination of newly issued debt securities of Verizon (the “New Notes”) and, for certain specified series, cash, on the terms and subject to the conditions set forth in the Offering Memorandum dated January 25, 2017 (the “Offering Memorandum” and, together with the accompanying exchange offer notice of guaranteed delivery, the “Exchange Offer Documents”). Only holders who have duly completed and returned an Eligibility Letter certifying that they are either (1) “qualified institutional buyers” (“QIBs”) as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (“QIBs”) or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States are authorized to receive the Offering Memorandum and to participate in the Exchange Offers (“Exchange Offer Eligible Holder”).

The Exchange Offers will expire at 5:00 p.m. (Eastern time) on January 31, 2017 (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Exchange Offer Expiration Date”). Old Notes tendered may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on January 31, 2017, (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Offer, the “Exchange Offer Withdrawal Date”), but not thereafter, unless extended by Verizon. The “Exchange Offer Settlement Date” with respect to an Exchange Offer will be promptly following the Exchange Offer Expiration Date and is expected to be February 3, 2017.

On the terms and subject to the conditions set forth in the Offering Memorandum, Verizon is offering to:

(i) exchange (the “2022 Exchange Offers”) any and all of its outstanding notes listed below for New Notes due 2022 of Verizon (the “New Notes due 2022”) and, if applicable, cash:

CUSIP Number	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)		Composition of Hypothetical Total Exchange Price
						Hypothetical Total Exchange Price(1)	Initial Cash Amount(2)	Hypothetical New Notes Amount(3)
92343VAL8	5.500% notes due 2018	$737,058,000	1.000% due 2/15/18	FIT4	+30	$1,044.15	$0.00	$1,044.15
92343VAM6	6.100% notes due 2018	$752,516,000	0.750% due 4/15/18	FIT4	+40	$1,056.25	$0.00(4)	$1,056.25
92343VBP8	3.650% notes due 2018	$2,698,070,000	1.000% due 9/15/18	FIT4	+35	$1,034.78	$0.00	$1,034.78
92343VCB8	2.550% notes due 2019	$500,000,000	1.250% due 12/31/18	FIT1	+40	$1,022.09	$0.00	$1,022.09
92343VDF8	1.375% notes due 2019	$1,000,000,000	1.250% due 12/31/18	FIT1	+40	$994.51	$0.00	$994.51
92343VCH5	2.625% notes due 2020	$3,304,145,000	1.375% due 1/15/20	FIT1	+40	$1,021.80	$0.00	$1,021.80

(ii) exchange (the “2039 Exchange Offers”) any and all of its outstanding notes listed below for New Notes due 2039 of Verizon (the “New Notes due 2039”) and, if applicable, cash:

CUSIP Number	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)		Composition of Hypothetical Total Exchange Price
						Hypothetical Total Exchange Price(1)	Initial Cash Amount(2)	Hypothetical New Notes Amount(3)
92343VBR4	5.150% notes due 2023	$8,516,519,000	2.000% due 12/31/21	FIT1	+125	$1,116.68	$0.00	$1,116.68
92344GAM8/92344GAC0	7.750% notes due 2030	$930,260,000	2.250% due 8/15/46	FIT1	+95	$1,392.51	$240.00(5)	$1,152.51
92344GAS5	7.750% notes due 2032	$217,822,000	2.250% due 8/15/46	FIT1	+130	$1,375.19	$0.00 (5)	$1,375.19
92343VBS2	6.400% notes due 2033	$ 1,729,489,000	2.250% due 8/15/46	FIT1	+130	$1,237.84	$160.00(5)	$1,077.84

(iii) exchange (the “2049 Exchange Offers”) any and all of its outstanding notes listed below for New Notes due 2049 of Verizon (the “New Notes due 2049”) and, if applicable, cash:

CUSIP Number	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)		Composition of Hypothetical Total Exchange Price
						Hypothetical Total Exchange Price(1)	Initial Cash Amount(2)	Hypothetical New Notes Amount(3)
92344GAX4	5.850% notes due 2035	$1,250,414,000	2.250% due 8/15/46	FIT1	+145	$1,166.01	$0.00	$1,166.01
92343VAF1	6.250% notes due 2037	$636,164,000	2.250% due 8/15/46	FIT1	+160	$1,204.71	$0.00	$1,204.71
92343VAK0	6.400% notes due 2038	$750,121,000	2.250% due 8/15/46	FIT1	+165	$1,222.34	$0.00	$1,222.34
92343VAP9	6.900% notes due 2038	$384,147,000	2.250% due 8/15/46	FIT1	+165	$1,289.82	$0.00	$1,289.82
92343VAR5	8.950% notes due 2039	$290,083,000	2.250% due 8/15/46	FIT1	+170	$1,566.55	$0.00 (4)	$1,566.55
92343VAU8	7.350% notes due 2039	$412,283,000	2.250% due 8/15/46	FIT1	+170	$1,350.33	$0.00	$1,350.33
92343VAW4	6.000% notes due 2041	$1,000,000,000	2.250% due 8/15/46	FIT1	+175	$1,167.12	$220.00(5)	$947.12
92343VBT0	6.550% notes due 2043	$4,245,055,000	2.250% due 8/15/46	FIT1	+175	$1,257.65	$190.00(5)	$1,067.65

(1)	The hypothetical Total Exchange Price (as defined below) is based on the fixed spread for the applicable series of Old Notes plus the yield of the Reference U.S. Treasury Security for that series as of 2:00 p.m. (Eastern time) on January 24, 2017. The information provided in the above tables is for illustrative purposes only. Verizon makes no representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the above table depending on the yield of the applicable Reference U.S. Treasury Security as of the applicable Exchange Offer Price Determination Date (as defined below). The actual Total Exchange Price for each series of Old Notes will be based on the fixed spread for the applicable series of Old Notes plus the yield of the Reference U.S. Treasury Security for that series as of the applicable Exchange Offer Price Determination Date.

(2)	The cash payment, if any, payable as a portion of the Total Exchange Price for each series of Old Notes is equal to the amount shown in this column per each $1,000 principal amount of such series of Old Notes validly tendered and not validly withdrawn at or prior to the Exchange Offer Expiration Date (as defined below) or the guaranteed delivery date pursuant to the guaranteed delivery procedures and accepted for exchange (the “Initial Cash Amount”), subject to adjustment under the terms and subject to the conditions set forth in the Offering Memorandum. The Initial Cash Amount does not include accrued and unpaid interest on the Old Notes accepted for exchange, which will be payable in addition to the applicable Total Exchange Price.
(3)	Payable in principal amount of the applicable series of New Notes per each $1,000 principal amount of the specified series of Old Notes validly tendered and not validly withdrawn at or prior to the Exchange Offer Expiration Date and accepted for exchange or the guaranteed delivery date pursuant to the guaranteed delivery procedures.
(4)	Series of Old Notes subject to the Accounting Treatment Cash Adjustment (as described in the Offering Memorandum).
(5)	Series of Old Notes subject to the Yield Condition Cash Adjustment (as described in the Offering Memorandum) and the Yield Condition described in the Offering Memorandum, the “Yield Condition Notes”.

Upon the terms and subject to the conditions set forth in the Exchange Offer Documents, Exchange Offer Eligible Holders who validly tender and who do not validly withdraw Old Notes at or prior to the Exchange Offer Expiration Date, or the at or prior to 5:00 p.m. (Eastern Time) on the second business day after the applicable Exchange Offer Expiration Date pursuant to guaranteed delivery procedures, and whose Old Notes are accepted for exchange by Verizon, will receive the applicable Total Exchange Price for each $1,000 principal amount of Old Notes, which will be payable in the forms of consideration described below.

The price for each $1,000 principal amount of each series of Old Notes validly tendered at or prior to the Exchange Offer Expiration Date or the guaranteed delivery date pursuant to the guaranteed delivery procedures, and not validly withdrawn (each, a “Total Exchange Price”) with respect to each series of Old Notes will be equal to the price, determined in accordance with standard market practice, as described in the Offering Memorandum, using the applicable yield to maturity equal to the applicable fixed spread specified in the tables above for each such series of Old Notes over the applicable reference yield, which shall be based on the bid-side price of the applicable Reference U.S. Treasury Security specified in the tables above at 11:00 a.m. (Eastern time) on January 31, 2017 (such time and date, as the same may be extended with respect to such Exchange Offer, the “Exchange Offer Price Determination Date”).

The applicable Total Exchange Price payable by Verizon for each $1,000 principal amount of Old Notes, tendered for exchange, and accepted by Verizon, will consist of:

●	the applicable Initial Cash Amount set forth in the tables above, the applicable Accounting Treatment Adjusted Cash Amount (as defined in the Offering Memorandum) or the applicable Yield Condition Adjusted Cash Amount (as defined in the Offering Memorandum), as applicable (the “Cash Amount”), plus

●	the principal amount of the applicable series of New Notes equal to (a) the applicable Total Exchange Price minus (b) the applicable Cash Amount.

Verizon will announce the Total Exchange Prices and Cash Amounts for all series of Old Notes as soon as practicable after they are determined by the lead dealer managers for the Exchange Offers on the Exchange Offer Price Determination Date. In addition to the applicable Total Exchange Price, Exchange Offer Eligible Holders whose Old Notes are accepted for exchange will be paid accrued and unpaid interest on such Old Notes to, but not including, the Exchange Offer Settlement Date. Interest will cease to accrue on the Exchange Offer Settlement Date for all Old Notes accepted, including those tendered through the guaranteed delivery procedures.

The New Notes due 2022 will mature on March 15, 2022 and will bear interest at a rate per annum that will be equal to the sum of (a) the yield of the 2.000% U.S. Treasury Security due December 31, 2021, as calculated by the lead dealer managers in accordance with standard market practice and as described in the Offering Memorandum, plus (b) 105 basis points, such sum rounded to the third decimal place when expressed as a percentage. The New Notes due 2039 will mature on March 15, 2039 and will bear interest at a rate per annum that will be equal to the sum of (a) the yield of the 2.250% U.S. Treasury Security due August 15, 2046, as calculated by the lead dealer managers in accordance with standard market practice and as described in the Offering Memorandum, plus (b) 175 basis points, such sum rounded to the third decimal place when expressed as a percentage. The New Notes due 2049 will mature on April 15, 2049 and will bear interest at a rate per annum that will be equal to the sum of (a) the yield of the 2.250% U.S. Treasury Security due 2046 (the “2049 Notes Reference Security”), as calculated by the lead dealer managers in accordance with standard market practice and as described in the Offering Memorandum, plus (b) 195 basis points, such sum rounded to the third decimal place when expressed as a percentage.

Pursuant to the Minimum Issue Requirement, Verizon will not complete (a) the 2022 Exchange Offers if the aggregate principal amount of New Notes due 2022 to be issued would be less than $1,000,000,000, (b) the 2039 Exchange Offers if the aggregate principal amount of New Notes due 2039 to be issued would be less than $1,000,000,000, or (c) the 2049 Exchange Offers if the aggregate principal amount of New Notes due 2049 to be issued would be less than $1,000,000,000.

In addition to the Minimum Issue Requirement, Verizon’s obligation to accept any series of Old Notes tendered in the Exchange Offers is subject to the satisfaction of certain conditions applicable to the Exchange Offer for such series as described in the Offering Memorandum, including (1) the Cash Offer Completion Condition (as defined below) and (2) in the case of the Yield Condition Notes only, the Yield Condition (as described in the Offering Memorandum). Verizon reserves the right, subject to applicable law, to waive any and all conditions to any Exchange Offer, except for the Cash Offer Completion Condition. Verizon also may not waive the Minimum Issue Requirement.

Verizon’s obligation to complete any Exchange Offer with respect to a given series of Old Notes is conditioned on the timely satisfaction or waiver of all of the conditions precedent to the completion of the Cash Offer (as defined below) for such series of Old Notes (with respect to each Cash Offer, the “Cash Offer Completion Condition”). Verizon will terminate an Exchange Offer for a given series of Old Notes if it terminates the Cash Offer for such series of Old Notes, and Verizon will terminate the Cash Offer for a given series of Old Notes if it terminates the Exchange Offer for such series of Old Notes. The termination of a Cash Offer for a series of Old Notes will not impact the Exchange Offers for any other series of Old Notes. If Verizon extends any Cash Offer for a series of Old Notes for any reason, Verizon will extend the corresponding Exchange Offer for such series Old Notes.

If and when issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes.

Global Bondholder Services Corporation will act as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Exchange Offer Documents can be accessed at the following link http://gbsc-usa.com/eligibility/verizon-xo.

Cash Offers

The second transaction consists of 18 separate offers to purchase for cash (the “Cash Offers”) any and all of each series of Old Notes, on the terms and subject to the conditions set forth in the Offer to Purchase dated January 25, 2017 (the “Offer to Purchase” and, together with the accompanying cash offer notice of guaranteed delivery, the “Cash Offer Documents”, collectively with the Exchange Offer Documents, the “Offer Documents”). Only holders who are not QIBs or non-“U.S. persons” located outside of the United States (“Cash Offer Eligible Holders”) are eligible to participate in the Cash Offers. Holders of Old Notes participating in the Cash Offers will be required to certify that they are Cash Eligible Holders.

Group 1 Cash Offers

CUSIP Number	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Hypothetical Total Consideration(1)(2)
92343VAL8	5.500% notes due 2018	$737,058,000	1.000% due 2/15/18	FIT4	+30	$1,044.15
92343VAM6	6.100% notes due 2018	$752,516,000	0.750% due 4/15/18	FIT4	+40	$1,056.25
92343VBP8	3.650% notes due 2018	$2,698,070,000	1.000% due 9/15/18	FIT4	+35	$1,034.78
92343VCB8	2.550% notes due 2019	$500,000,000	1.250% due 12/31/18	FIT1	+40	$1,022.09
92343VDF8	1.375% notes due 2019	$1,000,000,000	1.250% due 12/31/18	FIT1	+40	$994.51
92343VCH5	2.625% notes due 2020	$3,304,145,000	1.375% due 1/15/20	FIT1	+40	$1,021.80

Group 2 Cash Offers

CUSIP Number	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Hypothetical Total Consideration(1)(2)
92343VBR4	5.150% notes due 2023	$8,516,519,000	2.000% due 12/31/21	FIT1	+125	$1,116.68
92344GAM8/92344GAC0	7.750% notes due 2030	$930,260,000	2.250% due 8/15/46	FIT1	+95	$1,392.51
92344GAS5	7.750% notes due 2032	$217,822,000	2.250% due 8/15/46	FIT1	+130	$1,375.19
92343VBS2	6.400% notes due 2033	$1,729,489,000	2.250% due 8/15/46	FIT1	+130	$1,237.84

Group 3 Cash Offers

CUSIP Number	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Hypothetical Total Consideration(1)(2)
92344GAX4	5.850% notes due 2035	$1,250,414,000	2.250% due 8/15/46	FIT1	+145	$1,166.01
92343VAF1	6.250% notes due 2037	$636,164,000	2.250% due 8/15/46	FIT1	+160	$1,204.71
92343VAK0	6.400% notes due 2038	$750,121,000	2.250% due 8/15/46	FIT1	+165	$1,222.34
92343VAP9	6.900% notes due 2038	$384,147,000	2.250% due 8/15/46	FIT1	+165	$1,289.82
92343VAR5	8.950% notes due 2039	$290,083,000	2.250% due 8/15/46	FIT1	+170	$1,566.55
92343VAU8	7.350% notes due 2039	$412,283,000	2.250% due 8/15/46	FIT1	+170	$1,350.33
92343VAW4	6.000% notes due 2041	$1,000,000,000	2.250% due 8/15/46	FIT1	+175	$1,167.12
92343VBT0	6.550% notes due 2043	$4,245,055,000	2.250% due 8/15/46	FIT1	+175	$1,257.65

(1)	Payable in cash per each $1,000 principal amount of the specified series of Old Notes validly tendered and not validly withdrawn at or prior to the Cash Offer Expiration Date (as defined below) or the guaranteed delivery date pursuant to the guaranteed delivery procedures and accepted for purchase.

(2)	Hypothetical Total Consideration (as defined below) is based on the fixed spread for the applicable series of Old Notes to the yield of the Reference U.S. Treasury Security for that series as of 2:00 p.m. (Eastern time) on January 24, 2017. The information provided in the above tables is for illustrative purposes only. Verizon makes no representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the above table depending on the yield of the applicable Reference U.S. Treasury Security as of the applicable Cash Offer Price Determination Date (as defined below). The actual Total Consideration will be based on the fixed spread for the applicable series of Old Notes to the yield of the Reference U.S. Treasury Security for that series as of 11:00 a.m. (Eastern time) on the applicable Cash Offer Price Determination Date. The hypothetical Total Consideration excludes accrued and unpaid interest on the Old Notes accepted for purchase.

The Cash Offers will expire at 5:00 p.m. (Eastern time) on January 31, 2017 (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Expiration Date”). Old Notes tendered may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on January 31, 2017 (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Withdrawal Date”), but not thereafter, unless extended by Verizon. The “Cash Offer Settlement Date” with respect to a Cash Offer will be promptly following the Cash Offer Expiration Date and is expected to be February 3, 2017.

Upon the terms and subject to the conditions set forth in the Cash Offer Documents, Cash Offer Eligible Holders who (i) validly tender and who do not validly withdraw Old Notes at or prior to the Cash Offer Expiration Date or (ii) deliver a properly completed and duly executed Notice of Guaranteed Delivery at or prior to the Cash Offer Expiration Date and tender their Old Notes at or prior to the guaranteed delivery date, and whose Old Notes are accepted for purchase by Verizon, will receive the applicable Total Consideration for each $1,000 principal amount of Old Notes, which will be payable in cash.

The consideration for each $1,000 principal amount of each series of Old Notes validly tendered at or prior to the Cash Offer Expiration Date or the guaranteed delivery date pursuant to the guaranteed delivery procedures, and not validly withdrawn (the “Total Consideration”) will be equal to the price, determined in accordance with standard market practice, as described in the Offer to Purchase, that equates to a yield to maturity equal to the applicable fixed spread specified for each such series of Old Notes over the applicable reference yield, which shall be based on the bid-side price of the applicable Reference U.S. Treasury Security specified under in the above table at 11:00 a.m., (Eastern time), on January 31, 2017 (such time and date, as the same may be extended with respect to such Offer, the “Cash Offer Price Determination Date”). Verizon will announce the applicable Total Consideration for each series of Old Notes as soon as practicable after they are determined by the lead dealer managers on the Cash Offer Price Determination Date. The Total Consideration has been determined by Verizon in its reasonable discretion to approximate the value of the Total Exchange Prices payable in new Verizon notes and, if applicable, cash in the corresponding Exchange Offers.

In addition to the applicable Total Consideration, Cash Offer Eligible Holders whose Old Notes are accepted for exchange will be paid accrued and unpaid interest on such Old Notes to, but not including, the Cash Offer Settlement Date. Interest will cease to accrue on the Cash Offer Settlement Date for all Old Notes accepted, including those tendered through the guaranteed delivery procedures.

Verizon’s obligation to accept Old Notes tendered in the Cash Offers is subject to the satisfaction of certain conditions described in the Offer to Purchase including (1) the Maximum Total Consideration Condition (as defined below) and (2) the Exchange Offer Completion Condition (as defined below). Verizon reserves the right, subject to applicable law, to waive any and all conditions to any Cash Offer, except for the Exchange Offer Completion Condition.

Verizon refers to the groups of outstanding debt securities listed in the table above under the headings “Group 1 Cash Offers”, “Group 2 Cash Offers” and “Group 3 Cash Offers” as the “Group 1 Old Notes”, “Group 2 Old Notes” and “Group 3 Old Notes”, respectively, and collectively as the “ Cash Offer Old Notes” and to each of the listed outstanding debt securities as a “series” of Cash Offer Old Notes. Pursuant to the Maximum Total Consideration Condition, Verizon’s obligation to accept and pay for any Group 1 Old Notes validly tendered is conditioned on the aggregate Total Consideration required to pay for such securities not exceeding $400 million; Verizon’s obligation to accept and pay for any 5.150% notes due 2023 validly tendered is conditioned on the aggregate Total Consideration required to pay for such securities not exceeding $240 million; and Verizon’s obligation to accept and pay for any Group 3 Old Notes validly tendered is conditioned on the aggregate Total Consideration required to pay for such securities not exceeding $125 million.

Verizon’s obligation to complete any Cash Offer with respect to a given series of Old Notes is conditioned on the timely satisfaction or waiver of all of the conditions precedent to the completion of the Exchange Offer for such series of Old Notes (with respect to each Cash Offer, the “Exchange Offer Completion Condition”). Verizon will terminate a Cash Offer for a given series of Old Notes, if it terminates the Exchange Offer for such series of Old Notes, and it will terminate the Exchange Offer for a given series of Old Notes if it terminates the Cash Offer for such series of Old Notes.

Global Bondholder Services Corporation will also act as the Information Agent and the Tender Agent for the Cash Offers. Questions or requests for assistance related to the Cash Offers or for additional copies of the Cash Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Cash Offers. The Cash Offer Documents can be accessed at the following link http://www.gbsc-usa.com/verizon-tender/.

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Verizon refers to the Exchange Offers and the Cash Offers, collectively, as the “Offers.”

If Verizon terminates any Offer with respect to one or more series of Old Notes, it will give prompt notice to the Tender Agent or Exchange Agent, as applicable, and all Old Notes tendered pursuant to such terminated Offer will be returned promptly to the tendering holders thereof. With effect from such termination, any Old Notes blocked in DTC will be released.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers or Cash Offers, as applicable, before the deadlines specified herein and in the Exchange Offer Documents or the Cash Offer Documents, as applicable. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents or the Cash Offer Documents, as applicable.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers are being made solely pursuant to the Offering Memorandum and related documents and the Cash Offers are being made solely pursuant to the Offer to Purchase and related documents. The Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “intend,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could materially affect these forward-looking statements can be found in our periodic reports filed with the SEC. Eligible holders are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and we undertake no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. We cannot assure you that projected results or events will be achieved.